Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BoxScore Brands, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tyler J. Humphrey, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date July 11, 2019

/s/ Tyler J. Humphrey
Tyler J. Humphrey
Chief Financial Officer
(Principal Financial and Accounting Officer)